Putnam
Arizona
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In today's uncertain economic and investment environment, where investor mood is as much a factor in determining market direction as the underlying fundamentals, portfolio managers must constantly be looking to the future while coping with the present.

In a sense, that is where the managers of Putnam Arizona Tax Exempt Income Fund found themselves during the first half of the fiscal year, through November 30, 2002. Taking a defensive position in order to protect the value of the portfolio against an anticipated rise in interest rates appeared a prudent move. However, during the period, this positioning put the fund at a competitive disadvantage and contributed to its underperformance relative to its benchmark. You will find the details on page 7.

There were some bright spots during the period. The municipal-bond market was generally strong and the portfolio's overall high quality helped offset the negatives. In the following report, the fund's managers discuss the reasons behind the fund's performance and also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt
Fixed-Income Team

Putnam Arizona Tax Exempt Income Fund's 2003 fiscal year began in June, when prospects for an economic recovery seemed viable; but by November 30, 2002, the fund found itself in a more uncertain environment. Within that semiannual period, interest rates rose and then fell again dramatically. At the beginning of fiscal 2003, we were concerned that a strong economic rebound might rekindle inflation and we positioned the fund somewhat defensively to cushion values as bond prices declined. When interest rates fell instead, the fund was not able to participate fully in the price rally. This moderately defensive stance was effective in protecting the value of the portfolio in the fall, when interest rates reversed course, rising almost as dramatically as they had fallen. Consequently, your fund's six-month return, at NAV, was in line with the average for its Lipper peer group.

However, for the same six-month period, the fund's performance relative to its benchmark, the Lehman Municipal Bond Index, was less favorable. (See performance details on page 7.) These results reflect the fact that the Lehman index is a nationwide cross-section of municipal bonds, while the fund invests primarily in bonds issued in Arizona. Moreover, market trends in the last six months generally favored high-quality bonds, reflecting investor uncertainty. While your fund invests a portion of assets in lower-rated issues, we believe our research and attention to diversification will reward investors over time.

Total return for 6 months ended 11/30/02

        Class A         Class B           Class M
      NAV     POP      NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
     2.90%  -1.97%    2.46%   -2.54%   2.63%  -0.76%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*


Health care                 21.8%

Transportation              15.4%

Utilities
and power                   10.1%

Education                   10.0%

Water
and sewer                    8.2%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.

* MATURITY, QUALITY BOTH INFLUENCED PERFORMANCE

At the beginning of the semiannual period, we were selling some of the fund's intermediate bonds -- those maturing in 10 to 12 years -- and redeploying the proceeds into bonds maturing in 25 to 30 years. We made this shift because the spreads, or difference in yields available from long-term bonds compared to shorter-term issues, had reached extreme levels that we believed were not sustainable. Indeed, long rates have been relatively stable for the past 18 months, as shorter- and intermediate-term bonds absorbed most of the impact of volatile interest rates. We have been transitioning the portfolio into what we call a barbell configuration, focusing assets on bonds with shorter and longer maturities, with relatively little exposure to intermediate-term bonds.

Yield spreads of bonds at opposite ends of the credit-quality spectrum have also reached extremes. The sluggish economy, persistent unemployment, ongoing corporate scandals, the possibility of war with Iraq, and terrorist threats around the world created a climate of uncertainty during much of the period. As investors flocked to the relative safety of top-quality bonds, prices of lower-rated bonds underperformed along with stock prices this summer, as the economic recovery stalled. Demand for Treasury securities was so strong that, by early October, the yield on 10-year Treasury bonds had fallen to 3.60%, its lowest level since the 1950s. However, in October, reports of stronger-than-expected economic growth rekindled investor optimism, reversing the flight to quality. The stock market began a rally that spilled over into lower-quality bonds. By the end of November, the yield on 10-year Treasuries had risen to approximately 4.20%.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 70.4%

Aa/AA -- 8.8%

A -- 4.0%

Baa/BBB -- 10.2%

Ba/BB -- 5.6%

B -- 1.0%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


In spite of the October price rally, lower-quality issues have still been selling at bargain prices, keeping yield spreads wide. Investors willing to accept the risks of investing in lower-quality bonds are being very well compensated. Because Arizona is stronger financially than many other states, lower-rated bonds suitable for this fund are not easy to find. Top-rated securities (rated AAA and AA) make up about three quarters of the fund's portfolio. However, we have been selectively adding to the fund's lower-rated holdings while paying extra attention to diversification.

Fund Profile

Putnam Arizona Tax Exempt Income Fund seeks to provide high current income free from federal and Arizona state income taxes, consistent with the preservation of capital. It may be suitable for Arizona investors seeking tax-free income through a diversified portfolio of municipal bonds.

* MANAGERS SEEK TO STRUCTURE PORTFOLIO FOR BOTH IMPACT AND EQUILIBRIUM

Diversification has always been a central strategy of prudent investors. However, in uncertain times like these, diversification becomes more important than ever. We try to keep positions large enough to have a positive impact on the overall portfolio, but not so large that performance will suffer if things do not go as we expect. For example, we recently purchased some bonds issued by Yavapai County for Waste Management, Inc. to provide revenues for nine landfills in Arizona. The bonds were rated Ba1 by Moody's and BBB by Standard & Poor's, with a coupon of 4.625%, maturing in 2027. The largest company of its kind in the United States, Waste Management, in our view, is well run, with good financial results over the past two years. We believe the portfolio will benefit from this holding as spreads, the difference in yields between AAA-rated and BBB-rated bonds, narrow from the current wide levels. We have been careful to diversify assets over many different sectors and securities. And in keeping with our policy of trying to make each trade satisfy several different goals, this purchase adds a new name to the portfolio, while fitting into our quality and maturity strategies.

The need for careful diversification -- by security, industry, and rating category -- is also illustrated by broad market trends last year and during the past six months. Long-term interest rates have been relatively stable during this period, and bonds with higher coupons have been among the best performers. The exceptions in the municipal-bond market have been the transportation and lower-investment-grade electric power sectors. Many fund holdings in these sectors consisted of Industrial Development Bonds (IDBs), municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group as a whole.

For example, bonds issued to finance airport facility expansion, backed by various airlines, have declined in price, reflecting the troubles affecting the airline industry. That said, the fund had no exposure to airline-backed bonds. In the electric power sector, over 60% of the fund's holdings were rated either Aa or AAA by the rating agencies and have been generally unaffected by the weakness in the power sector.

High-yielding municipal bonds issued for health-care institutions are the fund's largest industry group and they have generally performed well for the fund. Nonetheless, we continually bring all Putnam's resources, including credit analysts, economists, and quantitative analysts into the sector- and security-selection process.

* FUND CAPITALIZED ON TIGHT YIELD SPREAD BETWEEN MUNICIPAL AND TREASURY BONDS

Toward the end of the semiannual period, we took advantage of a situation in which municipal-bond yields were extremely high in comparison to Treasury yields. For municipal-bond investors, this was highly significant, because they were getting nearly the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, this situation created an investment opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and sold 10-year Treasury futures contracts.

This strategy can benefit the fund whether interest rates go up or down. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but it may more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a loss on the Treasury contracts, but may earn a greater amount on the municipal bonds. We anticipate the yield ratios will trend back to a more "normal" level as municipal supply moderates and demand increases. Historically, we have seen heightened demand each January when investors have coupon income and proceeds from maturing bonds to reinvest. Of course, there can be no certainty that the same dynamic will occur this January.

* SLOW ECONOMY LIKELY TO EXTEND INTO LATE 2003

We are still calling for an economic recovery, but we think it will be more modest than our previous estimates and that the recovery will extend well into 2003. Consumer confidence reached a nine-year low in October, although it registered a small gain in November. The outlook for business spending is sluggish, and the slow economy has strained municipal budgets. We continue to be cautious about the overall direction of interest rates, as the potential for an increase is strong. The Federal Reserve Board's November rate cut left the federal funds target rate at 1.25% -- the lowest level in four decades. Interest rates remain very low, and real (after inflation) rates are below zero. It seems highly unlikely that such an extreme situation will last long.

We have confidence in the long-term fiscal strength and vitality of Arizona, and we believe this fund will continue to offer state residents an attractive alternative for tax-free income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Tax Exempt Fixed-Income team. The members of the team are Paul Drury (Portfolio Leader), Susan McCormack (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                     Class A         Class B        Class M
(inception dates)   (1/30/91)       (7/15/93)       (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          2.90%  -1.97%   2.46%  -2.54%   2.63%  -0.76%
------------------------------------------------------------------------------
1 year            4.97    0.03    4.29   -0.71    4.66    1.21
------------------------------------------------------------------------------
5 years          26.29   20.29   22.44   20.46   24.28   20.25
Annual average    4.78    3.76    4.13    3.79    4.44    3.76
------------------------------------------------------------------------------
10 years         70.78   62.67   59.73   59.73   65.82   60.35
Annual average    5.50    4.99    4.79    4.79    5.19    4.84
------------------------------------------------------------------------------
Annual average
(life of fund)    6.22    5.79    5.49    5.49    5.87    5.58
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                        Lehman Municipal          Consumer
                           Bond Index            price index
------------------------------------------------------------------------------
6 months                      3.67%                 1.11%
------------------------------------------------------------------------------
1 year                        6.32                  2.25
------------------------------------------------------------------------------
5 years                      33.35                 12.24
Annual average                5.93                  2.34
------------------------------------------------------------------------------
10 years                     89.35                 27.73
Annual average                6.59                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                7.12                  2.55
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

LIPPER INFORMATION:

The average cumulative return for the 35 funds in the Lipper Arizona Municipal Debt Funds category over the 6 months ended 11/30/02 was 2.97%. Over the 1-, 5-, and 10-year periods ended 11/30/02, annualized returns for the category were 4.91%, 4.52%, and 5.71%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

                                 Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                            6               6               6
------------------------------------------------------------------------------
Income 1                        $0.19255        $0.16239        $0.178996
------------------------------------------------------------------------------
Capital gains 1                    --              --               --
------------------------------------------------------------------------------
  Total                         $0.19255        $0.16239        $0.178996
------------------------------------------------------------------------------
Share value:                   NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/02                      $9.06   $9.51        $9.06      $9.08   $9.39
------------------------------------------------------------------------------
11/30/02                      9.13    9.59         9.12       9.14    9.45
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2       4.34%   4.13%        3.68%      4.04%   3.91%
------------------------------------------------------------------------------
Taxable equivalent 3          7.44    7.08         6.31       6.93    6.71
------------------------------------------------------------------------------
Current 30-day SEC yield 4    3.70    3.52         3.04       3.40    3.29
------------------------------------------------------------------------------
Taxable equivalent 3          6.35    6.04         5.21       5.83    5.64
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.69% federal and state combined tax rate for 2002.
  Results for subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                       Class A         Class B        Class M
(inception dates)     (1/30/91)       (7/15/93)       (7/3/95)
                     NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months            3.69%  -1.29%   3.36%  -1.64%   3.53%   0.14%
------------------------------------------------------------------------------
1 year              7.96    2.81    7.28    2.28    7.64    4.16
------------------------------------------------------------------------------
5 years            26.66   20.59   22.95   20.96   24.80   20.79
Annual average      4.84    3.82    4.22    3.88    4.53    3.85
------------------------------------------------------------------------------
10 years           72.22   64.03   61.18   61.18   67.16   61.64
Annual average      5.59    5.07    4.89    4.89    5.27    4.92
------------------------------------------------------------------------------
Annual average
(life of fund)      6.34    5.92    5.61    5.61    6.00    5.70
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
CLI Insd.           -- Connie Lee Insurance Insured
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FHLMC Coll.         -- Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Arizona (86.9%)
-------------------------------------------------------------------------------------------------------------------
         $2,000,000 Apache Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                    (Tucson Elec. Pwr. Co.), Ser. A, 5.85s, 3/1/28                        Ba3            $1,800,000
                    AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
          1,000,000 (John C. Lincoln Hlth. Network), 7s, 12/1/25                          BBB             1,062,500
          1,000,000 (John C. Lincoln Hlth. Network), 6 7/8s, 12/1/20                      BBB             1,057,500
          1,500,000 (Phoenix Children's Hosp.), Ser. A, 6 1/8s, 11/15/22                  Baa2            1,393,125
          2,000,000 (Northern AZ Hlth. Care Syst.), AMBAC,
                    4 3/4s, 10/1/30                                                       Aaa             1,885,000
          1,000,000 AZ School Fac. Board Rev. Bonds (State School Impt.),
                    5 1/4s, 7/1/20                                                        Aaa             1,043,750
            500,000 AZ State Board of Regents Rev. Bonds (AZ State U),
                    FGIC, 5 7/8s, 7/1/25                                                  Aaa               541,875
          2,000,000 AZ State Hlth. Fac. Auth. Rev. Bonds (Bethesda
                    Foundation), Ser. A, 6.4s, 8/15/27                                    BB-/P           1,882,500
                    AZ State Trans. Board Rev. Bonds, Ser. B
          1,500,000 5 1/4s, 7/1/13                                                        AAA             1,648,125
          1,000,000 5 1/4s, 7/1/12                                                        AAA             1,107,500
          1,000,000 AZ State U. COP, MBIA, 5.1s, 7/1/25                                   Aaa             1,005,000
          1,500,000 AZ Student Loan Acquisition Auth. Rev. Bonds, Ser. B,
                    6.6s, 5/1/10                                                          Aa1             1,575,000
          1,500,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A, 7 1/4s, 12/1/19                B-/P            1,419,375
          1,450,000 Chandler, G.O. Bonds, FGIC, 8s, 7/1/10                                Aaa             1,857,813
          1,100,000 Chandler, St. & Hwy. Rev. Bonds, MBIA, 8s, 7/1/11                     Aaa             1,427,250
          2,150,000 Chandler, Wtr. & Swr. Rev. Bonds, FGIC, 8s, 7/1/14 (SEG)              Aaa             2,886,375
                    Cochise Cnty., Indl. Dev. Auth. Hosp. Rev. Bonds
            615,000 (Sierra Vista Cmnty. Hosp.), 8 1/2s, 12/1/21                          AAA/P             637,140
          2,225,000 (Sierra Vista Cmnty. Hosp.), Ser. C, 8 1/4s, 12/1/14                  AAA             2,405,781
          1,100,000 (Sierra Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                     BB+/P           1,058,750
          1,000,000 Gilbert, Wtr. & Swr. Rev. Bonds, FGIC, 6 1/2s, 7/1/22                 Aaa             1,075,000
          1,000,000 Glendale, Indl. Dev. Auth. Edl. Fac. Rev. Bonds,
                    CLI Insd., 7 1/8s, 7/1/20                                             AAA             1,137,500
          1,500,000 Glendale, Indl. Dev. Auth. Hosp. Rev. Bonds
                    (Midwestern U.), Ser. A, 5 7/8s, 5/15/31                              BBB+            1,513,125
          1,250,000 Glendale, Wtr. & Swr. Rev. Bonds, FGIC, 5 3/4s, 7/1/10                Aaa             1,423,438
          1,000,000 Greenlee Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                    (Phelps Dodge Corp.), 5.45s, 6/1/09                                   Baa3              957,500
          1,000,000 Maricopa Cnty., Cmnty. College Dist. G.O. Bonds,
                    5s, 7/1/06                                                            Aaa             1,086,250
          4,000,000 Maricopa Cnty., Hosp. Rev. Bonds (Sun Hlth. Corp.),
                    6 1/8s, 4/1/18                                                        Baa1            4,035,000
          3,500,000 Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Samaritan Hlth. Svcs.), Ser. A, MBIA, 7s, 12/1/16                    Aaa             4,405,625
                    Maricopa Cnty., Indl. Dev. Auth. Multi-Fam. Hsg.
                    Rev. Bonds
          2,670,000 (Laguna Point Apt.), 6 3/4s, 7/1/19                                   A               2,783,475
          1,000,000 Ser. B, GNMA Coll., 5.95s, 10/20/40                                   Aaa             1,046,250
                    Maricopa Cnty., Poll. Control Rev. Bonds
          2,250,000 (Public Service Co.), Ser. A, 6.3s, 12/1/26                           Baa3            2,264,063
          1,000,000 (AZ Pub. Svcs. - Palo Verde Project), Ser. A,
                    AMBAC, 5.05s, 5/1/29                                                  Aaa             1,000,000
          1,000,000 Maricopa Cnty., Pub. Fin. Corp. Rev. Bonds, AMBAC,
                    5 1/2s, 7/1/14                                                        Aaa             1,098,750
                    Maricopa Cnty., School Dist. G.O. Bonds
          2,000,000 (Dist. No. 69 Paradise Valley), Ser. B, MBIA, 7s, 7/1/12              Aaa             2,485,000
          1,500,000 (Dist. No. 69 Paradise Valley), MBIA, 6.35s, 7/1/10                   Aaa             1,762,500
          1,500,000 (Dist. No. 69 Paradise Valley), Ser. C, FSA,
                    6 1/4s, 7/1/14                                                        Aaa             1,779,375
            305,000 (Dist. No. 41 Gilbert), FSA, 5.8s, 7/1/14                             Aaa               349,225
            400,000 (Dist. No. 41 Gilbert), FSA, 5.8s, 7/1/13                             Aaa               459,500
          1,000,000 (Dist. No. 6 Washington Elementary), Ser. B, FSA,
                    5 3/8s, 7/1/13                                                        Aaa             1,112,500
          1,000,000 (Dist. No. 6 Washington Elementary), Ser. A, FSA,
                    5s, 7/1/17                                                            Aaa             1,037,500
          1,500,000 (Dist. No. 11 - Peoria U.), FSA, 5s, 7/1/15                           Aaa             1,606,875
          1,250,000 (Dist. No. 97 Deer Valley), FSA, 4s, 7/1/06                           Aaa             1,315,625
          1,500,000 Mesa, Indl. Dev. Auth. Rev. Bonds (Discovery Hlth. Syst.),
                    Ser. A, MBIA, 5 3/4s, 1/1/25                                          Aaa             1,591,875
                    Mesa, Util. Syst. Rev. Bonds, FGIC
          1,000,000 7 1/4s, 7/1/12                                                        Aaa             1,262,500
          1,000,000 5 1/4s, 7/1/17                                                        Aaa             1,087,500
          1,000,000 5 1/4s, 7/1/16                                                        Aaa             1,097,500
          1,000,000 5 1/4s, 7/1/15                                                        Aaa             1,095,000
          1,405,000 Mohave Cnty., Indl. Dev. Auth. Multi-Fam. Mtge. Rev.
                    Bonds (Coopers Ridge Apts.), FHA Insd.,
                    7 3/8s, 4/1/32                                                        AAA             1,441,825
                    Northern AZ U. Rev. Bonds, FGIC
          1,725,000 6 1/2s, 6/1/09                                                        Aaa             2,033,344
          1,000,000 5s, 6/1/34                                                            Aaa               988,750
                    Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds
          1,000,000 Ser. B, FGIC, 5 3/4s, 7/1/19                                          Aaa             1,068,750
          2,010,000 (PA 405A), FSA, 5 1/4s, 7/1/15                                        AAA/P           2,160,750
          2,090,000 (PA 405D), FSA, 5 1/4s, 7/1/15                                        AAA/P           2,199,725
          1,970,000 (PA 405C), FSA, 5 1/4s, 7/1/14                                        AAA/P           2,085,738
          1,620,000 (PA 405B), FSA, 5 1/4s, 7/1/13                                        AAA/P           1,723,275
          1,000,000 Phoenix, Civic Impt. Corp. Excise Tax Rev. Bonds
                    (Muni. Courthouse), Ser. A, 5 1/4s, 7/1/24                            AA+             1,018,750
                    Phoenix, Civic Impt. Corp. Wtr. Syst. Rev. Bonds, FGIC
          1,000,000 6s, 7/1/24                                                            Aaa             1,166,250
          1,335,000 5 1/2s, 7/1/21                                                        Aaa             1,451,813
          1,000,000 5 1/4s, 7/1/18                                                        Aaa             1,078,750
                    Phoenix, G.O. Bonds
          1,000,000 6s, 7/1/10                                                            Aa1             1,117,500
          1,000,000 5 3/8s, 7/1/25                                                        Aa1             1,030,000
          1,000,000 5 1/4s, 7/1/22                                                        Aa1             1,026,250
          1,500,000 (Var Purp), Ser. B, 5s, 7/1/27                                        Aa1             1,488,750
          1,600,000 Phoenix, Hsg. Fin. Corp. Mtge. Rev. Bonds, Ser. A,
                    MBIA, 6.9s, 1/1/23                                                    Aaa             1,609,056
          1,000,000 Phoenix, Indl. Auth. Rev. Bonds (Capitol Mall
                    LLC II Project), AMBAC, 5s, 9/15/28                                   Aaa               991,250
          2,150,000 Phoenix, Indl. Dev. Rev. Bonds (Chris Ridge Village
                    Civic Ctr.), FHA Insd., 6.8s, 11/1/25                                 AAA             2,183,734
          1,310,000 Pima Cnty., Indl. Dev. Auth. Single Family Mtge. Rev.
                    Bonds, FHLMC Coll., FNMA Coll., GNMA Coll.,
                    6.15s, 11/1/23                                                        AAA             1,385,325
                    Pima Cnty., Indl. Dev. Auth. VRDN
            600,000 (Tucson Elec.), 1.2s, 12/1/22                                         VMIG1             600,000
          1,000,000 (Tucson Elec. Pwr. Co.-Irvington), 1.2s, 10/1/22                      VMIG1           1,000,000
          1,330,000 Pima Cnty., Metropolitan Domestic Wtr. Impt. Dist.
                    Rev. Bonds, AMBAC, 5 1/2s, 7/1/15                                     Aaa             1,489,600
          1,000,000 Pima Cnty., School Dist. G.O. Bonds (Dist. No. 1
                    Tucson), FGIC, 7 1/2s, 7/1/08                                         Aaa             1,218,750
          2,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                    Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                             Aaa             2,191,180
                    Salt River Project Agricultural Impt. & Pwr. Dist. Rev.
                    Bonds, Ser. B
            750,000 Ser. B, 4 3/4s, 1/1/32                                                Aa2               714,375
          1,500,000 Ser. B, 5s, 1/1/22                                                    Aa2             1,507,500
          1,500,000 Scottsdale, G.O.Bonds (Projects 1999 & 2000),
                    5s, 7/1/24                                                            Aaa             1,501,875
          3,000,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds (First Mtge.
                    Westminster Village), Ser. A, 8 1/4s, 6/1/15                          BB-/P           3,153,750
                    Scottsdale, Indl. Dev. Hosp. Auth. Rev. Bonds
          1,000,000 (Scottsdale Memorial Hosp.), Ser. A, AMBAC,
                    6 1/8s, 9/1/17                                                        Aaa             1,132,500
          1,000,000 (Scottsdale Hlth. Care), 5.7s, 12/1/21                                A3              1,006,250
          1,500,000 Scottsdale, Muni. Property Rev. Bonds, 5 1/2s, 7/1/12                 Aa1             1,685,625
            500,000 Tucson, Indl. Dev. Auth. Rev. Bonds (U. of AZ), Ser. A,
                    AMBAC, 5s, 7/15/32                                                    Aaa               493,125
          1,000,000 Tucson, Indl. Dev. Auth. Senior Living Fac. Rev. Bonds
                    (Christian Care), Ser. A, 6s, 7/1/30                                  AA              1,065,000
                    U. of AZ, COP
          2,000,000 (U. of AZ Parking & Student Hsg.), AMBAC,
                    5 3/4s, 6/1/24                                                        Aaa             2,147,500
          1,500,000 FSA, 5 1/4s, 6/1/08                                                   Aaa             1,659,375
          1,000,000 Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Waste Management Project), 4 5/8s, 6/1/27                            BBB             1,005,000
            500,000 Yuma, Indl. Dev. Auth. Multi.-Fam Rev. Bonds
                    (Yuma Regl. Med. Ctr.), FSA, 5s, 8/1/31                               Aaa               489,375
                                                                                                      -------------
                                                                                                        122,873,175

Puerto Rico (11.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Children's Trust Fund Rev. Bonds, 5 3/8s, 5/15/33                     A1                965,000
                    Cmnwlth. of PR, G.O. Bonds
          1,000,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/29                            Aaa             1,095,000
          1,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             1,121,250
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds, FSA
          6,940,000 5 1/2s, 7/1/09                                                        Aaa             7,824,846
            500,000 Ser. D, 5s, 7/1/32                                                    Aaa               500,625
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A,
                     FSA, 5 1/2s, 8/1/23                                                  AAA             2,107,500
          1,435,000 PR Elec. Pwr. Auth. Rev. Bonds, MBIA, 5s, 7/1/23                      Aaa             1,474,463
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2            1,017,500
                                                                                                      -------------
                                                                                                         16,106,184

Virgin Islands (0.5%)
-------------------------------------------------------------------------------------------------------------------
            845,000 VI Tobacco Settlement Fin. Corp. Rev. Bonds, 5s, 5/15/31              A3                777,400
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $134,553,381)                                              $139,756,759
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $141,446,199.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2002.

      The rates shown on VRDN's are the current interest rates at November 30, 2002.

      The fund had the following industry group concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

         Health care                   21.8%
         Transportation                15.4
         Utilities and power           10.1
         Education                     10.0

      The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

         FSA                           20.9%
         FGIC                          15.1
         MBIA                          11.9

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002 (Unaudited)

                        Market  Aggregate Face   Expiration     Unrealized
                        Value        Value          Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)        $8,777,641    $8,934,258      Mar-03        $156,617
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $134,553,381) (Note 1)    $139,756,759
-------------------------------------------------------------------------------------------
Cash                                                                                344,905
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,891,271
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               96,902
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       95,022
-------------------------------------------------------------------------------------------
Total assets                                                                    143,184,859

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                25,922
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               166,108
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,139,114
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          106,646
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        181,457
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           17,438
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       18,746
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            771
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               57,857
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               24,601
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,738,660
-------------------------------------------------------------------------------------------
Net assets                                                                     $141,446,199

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $138,887,481
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        132,536
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,933,813)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,359,995
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $141,446,199

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($114,274,842 divided by 12,521,493 shares)                                           $9.13
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.13)*                                $9.59
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($26,079,061 divided by 2,860,045 shares)**                                           $9.12
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,092,296 divided by 119,498 shares)                                                $9.14
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.14)***                              $9.45
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                 $3,537,326
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    362,546
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       83,243
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    5,207
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,752
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               117,835
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               110,512
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,844
-------------------------------------------------------------------------------------------
Other                                                                                67,817
-------------------------------------------------------------------------------------------
Total expenses                                                                      753,756
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (23,417)
-------------------------------------------------------------------------------------------
Net expenses                                                                        730,339
-------------------------------------------------------------------------------------------
Net investment income                                                             2,806,987
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                   765,874
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                                   360,563
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,126,437
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,933,424
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $2,806,987            $6,307,099
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          765,874               248,891
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                360,563             1,652,331
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    3,933,424             8,208,321
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                             (2,454,351)           (5,348,707)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (455,647)             (995,979)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (21,938)              (45,798)
-------------------------------------------------------------------------------------------------------
 From ordinary income
   Class A                                                                     --                (1,220)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --                  (258)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (11)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                         932,478            10,677,612
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            1,933,966            12,493,960

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   139,512,233           127,018,273
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $132,536 and $257,485, respectively)                              $141,446,199          $139,512,233
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.06        $8.94        $8.54        $9.22        $9.32        $9.03
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .43          .46          .47(c)       .44(c)       .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .13          .40         (.68)        (.11)         .29
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .26          .56          .86         (.21)         .33          .73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.44)        (.46)        (.47)        (.43)        (.44)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.44)        (.46)        (.47)        (.43)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.13        $9.06        $8.94        $8.54        $9.22        $9.32
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.90*        6.36        10.18        (2.28)        3.57         8.28
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $114,275     $113,783     $104,424      $90,602     $108,205     $120,649
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .46*         .88          .88          .86 (c)      .84 (c)      .99
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.00*        4.77         5.21         5.34 (c)     4.71 (c)     4.76
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.46*       20.63        23.67        11.44        21.60        29.63
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses for the periods ended May 31, 2000 and May 31, 1999 reflect a reduction of less than 0.03% and 0.17% based on average net assets for per class A shares, respectively.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                          Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.06        $8.93        $8.53        $9.21        $9.30        $9.02
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .16          .37          .40          .41 (c)      .38 (c)      .38
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06          .14          .40         (.68)        (.10)         .28
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .22          .51          .80         (.27)         .28          .66
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.38)        (.40)        (.41)        (.37)        (.38)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.16)        (.38)        (.40)        (.41)        (.37)        (.38)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.12        $9.06        $8.93        $8.53        $9.21        $9.30
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.46*        5.79         9.47        (2.93)        3.01         7.47
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,079      $24,642      $21,714      $28,157      $33,480      $32,046
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .79*        1.53         1.53         1.51 (c)     1.49 (c)     1.64
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.68*        4.12         4.59         4.69 (c)     4.09 (c)     4.10
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.46*       20.63        23.67        11.44        21.60        29.63
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses for the periods ended May 31, 2000 and May 31, 1999 reflect a reduction of less than 0.03% and 0.17% based on average net assets for per class B shares, respectively.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.08        $8.95        $8.55        $9.23        $9.33        $9.04
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17          .41          .43          .44 (c)      .41 (c)      .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .13          .40         (.68)        (.11)         .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .24          .54          .83         (.24)         .30          .71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.41)        (.43)        (.44)        (.40)        (.42)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.41)        (.43)        (.44)        (.40)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.14        $9.08        $8.95        $8.55        $9.23        $9.33
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.63*        6.16         9.84        (2.57)        3.26         7.96
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,092       $1,088         $880         $849         $570         $521
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .61*        1.18         1.18         1.16 (c)     1.14 (c)     1.29
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.85*        4.47         4.92         5.08 (c)     4.44 (c)     4.47
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 22.46*       20.63        23.67        11.44        21.60        29.63
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses for the periods ended May 31, 2000 and May 31, 1999 reflect a reduction of less than 0.03% and 0.17% based on average net assets for per class M shares, respectively.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Arizona Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Arizona state income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Arizona tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $2,991,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover            Expiration
-------------------            -------------------------
           $199,000            May 31, 2003
            351,000            May 31, 2004
            184,000            May 31, 2005
            957,000            May 31, 2008
            692,000            May 31, 2009
            608,000            May 31, 2010

The aggregate identified cost on a tax basis is $134,553,381, resulting in gross unrealized appreciation and depreciation of $5,952,131 and $748,753, respectively, or net unrealized appreciation of $5,203,378.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of
(i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $23,417 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $619 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $11,248 and $35 from the sale of class A and class M shares, respectively and $19,137 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received $15 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $37,181,174 and $29,031,541, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    926,801          $8,653,765
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               147,848           1,229,959
---------------------------------------------------------------------------
                                             1,074,649           9,883,724

Shares repurchased                          (1,106,937)        (10,223,662)
---------------------------------------------------------------------------
Net decrease                                   (32,288)          $(339,938)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,684,887         $15,265,144
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               318,132           2,888,495
---------------------------------------------------------------------------
                                             2,003,019          18,153,639

Shares repurchased                          (1,133,789)        (10,296,094)
---------------------------------------------------------------------------
Net increase                                   869,230          $7,857,545
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    260,175          $2,395,671
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                23,147             212,638
---------------------------------------------------------------------------
                                               283,322           2,608,309

Shares repurchased                            (144,486)         (1,332,718)
---------------------------------------------------------------------------
Net increase                                   138,836          $1,275,591
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    611,833          $5,548,089
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                47,703             432,726
---------------------------------------------------------------------------
                                               659,536           5,980,815

Shares repurchased                            (370,332)         (3,357,913)
---------------------------------------------------------------------------
Net increase                                   289,204          $2,622,902
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      7,370             $67,636
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,702              15,684
---------------------------------------------------------------------------
                                                 9,072              83,320

Shares repurchased                              (9,412)            (86,495)
---------------------------------------------------------------------------
Net decrease                                      (340)            $(3,175)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     19,556            $178,866
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,879              35,472
---------------------------------------------------------------------------
                                                23,435             214,338

Shares repurchased                              (1,890)            (17,173)
---------------------------------------------------------------------------
Net increase                                    21,545            $197,165
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA044-84107  855/235/2AA  1/03